Exhibit 99.1

Spirit AeroSystems to Acquire Select Assets Of Bombardier Aerostructures and Aftermarket Services Business

WICHITA, Kan., Oct. 31, 2019 -- Spirit AeroSystems Holdings, Inc. (NYSE: SPR) today announced it has entered into a definitive agreement to acquire select assets of Bombardier aerostructures and aftermarket services businesses in Belfast, Northern Ireland (known as Short Brothers); Casablanca, Morocco; and Dallas, United States, for cash consideration of $500 million. In addition, Spirit AeroSystems will assume approximately $300 million in net pension liabilities, and approximately $290 million of government grant repayment obligations, for a total enterprise valuation of $1,090 million, which equals 10 times the 2019 estimated Adjusted EBITDA of the acquired business. At closing, Spirit AeroSystems will pay $500 million to Bombardier and will make a cash contribution of approximately $130 million towards the pension liability, for total cash at closing of $630 million.

“The Bombardier operations bring world-class engineering expertise to Spirit and add to a strong track record of innovation, especially in advanced composites,” said Spirit AeroSystems President and Chief Executive Officer Tom Gentile. “Belfast has developed an impressive position in business jet fuselage production, in addition to the world-acclaimed fully integrated A220 composite wing. This acquisition is in line with our growth strategy of increasing Airbus content, developing low-cost country footprint, and growing our aftermarket business.”

Gentile added that the Spirit team is excited about the opportunity to expand its operations into Northern Ireland and Morocco. The addition of the entire work package for the A220 wing and its technology are critical for the future of next-generation aircraft.

The acquired Bombardier operations employ more than 4,000 people at three sites comprising approximately 3.4 million square feet. The backlog of work includes long-term contracts on the Airbus A220 and A320neo, along with Bombardier business and regional jets.

In aerostructures and fabrication, the acquired business is a global player, delivering composite and metallic wing components, nacelles, fuselages and tail assemblies, along with high-value mechanical assemblies made out of aluminum, titanium and steel. The acquired business also brings a world-class aftermarket business which more than doubles Spirit’s geographic reach globally.

The expected revenues of the acquired Bombardier operations will be approximately $1 billion in 2019. The transaction, which is expected to close in the first half of 2020, is subject to regulatory approvals and customary closing conditions. Spirit AeroSystems expects to realize approximately $60 million in synergies from the acquisition, which values the acquisition on a post-synergy EV / EBITDA multiple of 6.5x.

Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC served as financial advisors to Spirit.

Contact information:

Investor Relations: Ryan Avey (316) 523-7040

Media: Fred Malley (316) 523-1233

Keturah Austin (316) 523-2611

On the web: www.spiritaero.com

About Spirit AeroSystems

Spirit AeroSystems designs and builds aerostructures for both commercial and defense customers. With headquarters in Wichita, Kansas, Spirit operates sites in the U.S., U.K., France and Malaysia. The company's core products include fuselages, pylons, nacelles and wing components for the world's premier aircraft. Spirit AeroSystems focuses on affordable, innovative composite and aluminum manufacturing solutions to support customers around the globe. More information is available at www.spiritaero.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” that may involve many risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “aim,” “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goal,” “forecast,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “predict,” “project,” “should,” “target,” “will,” “would,” and other similar words, or phrases, or the negative thereof, unless the context requires otherwise. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. Our actual results may vary materially from those anticipated in forward-looking statements. We caution investors not to place undue reliance on any forward-looking statements. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating our outlook include, but are not limited to, the following: 1) our ability to continue to grow our business and execute our growth strategy, including the timing, execution, and profitability of new and maturing programs; 2) our ability to perform our obligations under our new and maturing commercial, business aircraft, and military development programs, and the related recurring production, including our ability to meet contractually required production rate increases; 3) our ability to accurately estimate and manage performance, cost, and revenue under our contracts, including our ability to achieve certain cost reductions with respect to the B787 program and other programs; 4) margin pressures and the potential for additional forward losses on new and maturing programs; 5) our ability and our suppliers’ ability to accommodate, and the cost of accommodating, announced increases in the build rates of certain aircraft and expanding model mixes; 6) the effect on aircraft demand and build rates of changing customer preferences for business aircraft, including the effect of global economic conditions on the business aircraft market and expanding conflicts or political unrest; 7) customer cancellations or deferrals as a result of global economic uncertainty or otherwise; 8) the effect of economic conditions in the industries and markets in which we operate in the U.S. and globally and any changes therein, including fluctuations in foreign currency exchange rates; 9) the success and timely execution of key milestones such as the receipt of necessary regulatory approvals, including our ability to obtain any required regulatory or other third party approvals for the consummation of our announced acquisitions of Asco and select Bombardier operations, and customer adherence to their announced schedules; 10) our ability to successfully negotiate, or re-negotiate, future pricing under our supply agreements with Boeing and our other customers; 11) our ability to enter into profitable supply arrangements with additional customers; 12) the ability of all parties to satisfy their performance requirements, including our ability to timely deliver quality products, under existing supply contracts with our two major customers, Boeing and Airbus, and other customers, and the risk of non-payment by such customers; 13) any adverse impact on Boeing’s and Airbus’ production of aircraft resulting from cancellations, deferrals, or reduced orders by their customers or from labor disputes, domestic or international hostilities, acts of terrorism, or government action such as mandatory aircraft fleet grounding; 14) any adverse impact on the demand for air travel or our operations from the outbreak of diseases or epidemic or pandemic outbreaks; 15) our ability to avoid or recover from cyber-based or other security attacks, information technology failures, or other disruptions; 16) returns on pension plan assets and the impact of future discount rate changes on pension obligations; 17) our ability to borrow additional funds or refinance debt; 18) competition from or in-sourcing by commercial aerospace original equipment manufacturers and competition from other aerostructures suppliers; 19) the effect of governmental laws, such as U.S. export control laws and U.S. and foreign anti-bribery laws such as the Foreign Corrupt Practices Act and the United Kingdom Bribery Act, and environmental laws and agency regulations, both in the U.S. and abroad; 20) the effect of changes in tax law, such as the effect of The Tax Cuts and Jobs Act that was enacted on December 22, 2017, and changes to the interpretations of or guidance related thereto, and the Company’s ability to accurately calculate and estimate the effect of such changes; 21) any reduction in our credit ratings; 22) our dependence on our suppliers, as well as the cost and availability of raw materials and purchased components; 23) our ability to recruit and retain a critical mass of highly skilled employees and our relationships with the unions representing many of our employees, including our ability to avoid labor disputes and work stoppages with respect to our union employees; 24) spending by the U.S. and other governments on defense; 25) the possibility that our cash flows and our credit facility may not be adequate for our additional capital needs or for payment of interest on, and principal of, our indebtedness; 26) our exposure under our revolving credit facility to higher interest payments should interest rates increase substantially; 27) the effectiveness of any interest rate hedging programs; 28) the effectiveness of our internal control over financial reporting; 29) the outcome or impact of ongoing or future litigation, claims, and regulatory actions; 30) our exposure to potential product liability and warranty claims; 31) the consummation of our announced acquisition of select Bombardier operations in a timely fashion and the realization of the expected revenues of the acquired Bombardier operations, 32) our ability to effectively assess, manage and integrate acquisitions that we pursue, including our ability to successfully integrate the Asco business and select Bombardier operations, and generate synergies and other cost savings therefrom; 33) the consummation of our announced acquisition of Asco while avoiding any unexpected costs, charges, expenses, and adverse changes to business relationships and other business disruptions for ourselves and Asco as a result of the acquisition; 34) our ability to continue selling certain receivables through our supplier financing programs; 35) the risks of doing business internationally, including fluctuations in foreign currency exchange rates, impositions of tariffs or embargoes, trade restrictions, compliance with foreign laws, and domestic and foreign government policies; 36) prolonged periods of inflation where we do not have adequate inflation protection in our customer contracts, among other things; and 37) the timing and conditions surrounding the return to service of the 737 MAX fleet and related impacts on our production rate. These factors are not exhaustive and it is not possible for us to predict all factors that could cause actual results to differ materially from those reflected in our forward-looking statements. These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Except to the extent required by law, we undertake no obligation to, and expressly disclaim any obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

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